Rule 497(e)

File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Innovator Growth Accelerated Plus ETF™ – July

Innovator U.S. Equity Accelerated 9 Buffer ETF™ – July

Innovator U.S. Equity Accelerated ETF™ – July

Innovator U.S. Equity Accelerated Plus ETF™ – July

(each, a “Fund” and together, the “Funds”)

Supplement To each Fund’s Prospectus
Dated February 27, 2023

June 23, 2023

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the outcome period of approximately one year. The current Outcome Period will end on June 30, 2023, and each Fund will commence a new outcome period that will begin on July 1, 2023 and end on June 30, 2024. Each Fund’s Cap will not be determined until the start of the new outcome period on July 1, 2023. As of June 22, 2023, the expected range of each Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator Growth Accelerated Plus ETF™ – July	QTJL	19.25% – 21.09% (18.46% – 20.30% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – July	XBJL	12.38% – 13.65% (11.59% – 12.86% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Accelerated ETF™ – July	XDJL	16.58% – 18.43% (15.79% – 17.64% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Accelerated Plus ETF™ – July	XTJL	15.22% – 17.05% (14.43% – 16.26% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference